Joint Venture	6 Months Ended
Jun. 30, 2011
Joint Venture [Abstract]
Joint Venture [Text Block]
6.	Joint Venture

On April 28, 2011, the Company entered into a Joint Venture Master Agreement with Ocean Wise International Industrial Limited, a company established in Hong Kong (Ocean Wise"), pursuant to which the Company and Ocean Wise created a new Hong Kong company called ReachOut Holdings Limited. ReachOut was then to establish a subsidiary in Dongguan. China. ReachOut subsidiary was established to provide high quality paediatric healthcare in Dongguan, China In consideration for its interest in the Hone Kong company, the Company contributed $167,500 for its 65% ownership interest and Ocean Wise contributed $90.195 for its 35% interest. The Company agreed to provide medical(healthcare software technology. the training of the software and any technological requirements in order for ReachOut to operate the software. The Company has the right to appoint two of the three directors to the Board of ReachOut. Profits will be distributed in accordance with the shareholders' respective equity ownership only when accumulated losses are replenished. The $167,500 paid by the Company was lent to the Company by 6 persons living in Hong Kong and Ocean Wise. The notes, ranging in principal amounts from $10,000 to $35,000, are due on demand after December 4, 2011. Interest accrues on the outstanding principal loan amounts at the rate of 6% per annum. The holder has the right to convert all or any portion of their note to shares at a discount of 38.5% of the closing bid price of the Company's stock on the conversion notice is received by the Company. The notes were all converted by the holders thereof into an aggregate of 19,475,016 shares on May 2. 2011.